Impairment of long-lived assets	6 Months Ended
Jun. 30, 2021
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Impairment of long-lived assets	Impairment of long-lived assets
We review the carrying value of our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be appropriate.

In 2020, the significant decrease in the price of oil due to the actions of OPEC and its partners combined with the global impact of the COVID-19 pandemic resulted in expected decreases in utilization going forward and downward pressure on dayrates. We concluded that an impairment triggering event had occurred for our drilling unit fleet and, based on the results of further testing, recorded an impairment charge of $1,230 million.

While there have been no further macro-economic indicators of impairment in 2021, with the oil price increasing by c. 50% from December 2020, changes to our forecast assumptions regarding the future of the West Hercules and West Linus have led us to conclude that an impairment triggering event has occurred for these two rigs. We expected that these rigs will be disposed of significantly before the end of their previously estimated useful life. Subsequent to the period end, the terms of the West Hercules lease have been changed to reflect this early disposal.

As at June 30, 2021, the undiscounted future net cash flows to be generated for Seadrill by the West Hercules and West Linus were revised due to anticipated changes in leasing arrangements that may result in the rigs being handed back to SFL before the end of their estimated useful lives. The revised undiscounted future net cash flows for the West Hercules were less than the rig's carrying value meaning that the "step one" or "asset recoverability" test was failed for that rig. Following this assessment, we recorded an impairment charge of $152 million to reduce the rig's book value to its estimated fair value, which we estimated using a discounted cash flow model. There was no impairment charge for the West Linus as it still passed the asset recoverability test.

This resulted in an impairment expense of $152 million and $1,230 million for the six months ended June 30, 2021 and June 30, 2020 respectively, which was classified within "Impairment of long-lived assets" on our Consolidated Statement of Operations

We derived the fair value of the rigs using an income approach based on updated projections of future dayrates, contract probabilities, economic utilization, capital and operating expenditures, applicable tax rates and asset lives. The cash flows were estimated over the remaining useful economic lives of the assets and discounted using an estimated market participant weighted average cost of capital "WACC" of 11.8% in 2021 and 12.8% in 2020. To estimate these fair values, we were required to use various unobservable inputs including assumptions related to the future performance of our rigs as explained above. We based all estimates on information available at the time of performing the impairment test.